UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   October 15, 2003
                                                     -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-30275                 23-3057155
   ------------------------            -----------        ----------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)


                     One Logan Square
                130 N. 18th St., Suite 2615
                     Philadelphia, PA                               19103
     ------------------------------------------------            ------------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         A press release issued by I-trax, Inc. on October 15, 2003 is attached hereto as Exhibit 99.1.

Item 7.           Exhibits.

99.1              Press Release, issued October 15, 2003.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 I-TRAX, INC.



Date:  October 17, 2003                          By:    /s/Frank A. Martin
                                                 -------------------------------
                                                 Name:  Frank A. Martin
                                                 Title: Chief Executive Officer



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